THE ADVISORS' INNER CIRCLE FUND

                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND
                                  (THE "FUNDS")

                         SUPPLEMENT DATED APRIL 17, 2008
                                     TO THE
          PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.


On March 31, 2008, The Toronto-Dominion Bank completed its acquisition of Commerce Bancorp, Inc., the parent company of Commerce Capital Markets, Inc., the investment adviser to the Funds. Accordingly, the first sentence of the second paragraph under the heading "Investment Adviser" on page 6 of each Prospectus is hereby deleted and replaced with the following:

         1. Commerce Capital Markets, Inc. serves as the investment adviser to the Fund and is a wholly-owned non-banking subsidiary of Commerce Bank, N.A., which, in turn, is a subsidiary of The
              Toronto-Dominion Bank.


The second sentence in the first paragraph under the heading "The Adviser" on page S-7 of the SAI is hereby deleted and replaced with the following:

         2. The Adviser, formed in 1981, is a wholly-owned non-bank subsidiary of Commerce Bank, N.A. Commerce Bank, N.A. is a subsidiary of The Toronto-Dominion Bank.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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